MetaStat, Inc.
Corporate Presentation

Fall 2015

MetaStat

Forward-Looking Statements

This presentation contains "forward-looking statements" within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, which are intended to be covered by the safe harbor created thereby. You can identify forward-looking statements by words such as "anticipates," "expects," "intends," "plans," "projects," "believes," "estimates," and similar expressions. Specifically, statements regarding MetaStat's future business, including any revenue projections, costs, earnings or other financial items, as well as statements relating to the objectives of management and other business plans, including anticipated new products and investments, are forward looking statements. These forward-looking statements are not guarantees of future performance but are rather based upon management's current expectations and assumptions as to future events that may not prove to be accurate. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to: the demand for cancer diagnostics and therapeutics; the growth of the markets addressed by our products; the demand for and market acceptance of our products; our ability to successfully compete in the markets in which we do business; our ability to successfully address the cost structure of our products; the ability to develop and implement new technologies and to obtain protection for the related intellectual property; and our ability to realize financial and strategic benefits of past and future transactions. Other factors that could cause actual results to differ materially from those described in the forward-looking statements include other economic, business, competitive and/or regulatory factors affecting MetaStat's business generally. These risks and uncertainties, and others, that relate to MetaStat's business and financial condition are detailed from time to time in MetaStat's Securities and Exchange Commission filings. These forward-looking statements are made only as of the date indicated, and MetaStat disclaims any obligation to update or revise the information contained in any forward-looking statements, whether as a result of new information, future events or otherwise.

Investment Highlights

Experienced Management Team, Board of Directors, and Scientific/Clinical Advisors

- Management team with experience from Amgen, Exosome Dx, GE Healthcare, HistoRx, Incyte, Javalin, Millennium, PolaRx, Pfizer, Roche Diagnostics, Roche Molecular Systems;
- Advisors from Massachusetts Institute of Technology, Albert Einstein College of Medicine, Harvard Medical School (Boston Children's, Dana Farber), MD Anderson Cancer Center, Stanford University, and Montefiore Medical Center.

Our Central Discovery - Diagnostic Platform using Epigenetic Markers to Predict the Risk of Distant Metastasis

- Epigenetic understanding of the complexity of the metastatic process;
- Complexity highlights the need for mechanism-based diagnostics;
- Mena protein isoforms are key regulators of the pathway that drives systemic metastasis for most solid tumors.

Large Addressable Market with Significant Growth Opportunity

- $627 million[1] addressable market segment;
- Fastest growing segment of the $7.5 billion molecular Dx market;
- Applicable to 85% of solid tumors with over 826,710[2] new U.S. cases per year.

Near-term Breast Cancer Commercialization Opportunity (2H'16)

- Commercialization based on Massachusetts state and CLIA certification;
- IHC and Immunofluorescence-based tests with existing CPT reimbursement codes (88361);
- Low COGS with attractive margins;
- Multiple product launches every 12-18 months following initial Breast Cancer diagnostic launch.

[1] Management estimates of current market opportunity are based on market size, penetration rates, and average reimbursement
[2] 2014 Incidence by indication, National Cancer Institute

MetaStat, Inc. Company Profile

Who we are:

- Publicly-traded (OTCQB:MTST) pre-commercial molecular diagnostic and digital pathology company;
- Experienced Senior Management team and Board of Directors;
- SAB made up of leading experts and oncologists from Albert Einstein College of Medicine, Harvard Medical School (Boston Children's Hospital/Dana-Farber Cancer Institute), Massachusetts Institute of Technology, M.D. Anderson Cancer Center, and Stanford University.

What we do:

- Develop and commercialize novel proprietary diagnostic cancer tests;
- Provide oncologists and patients with actionable information to optimize treatment strategies.

Why are our tests significant:

- Determine if a patient's cancer is high risk, aggressive, and more likely to spread;
- Determine if a patient's cancer is low risk, indolent, and unlikely to spread;
- Can determine the utility of first line chemotherapy or surgical options for the treatment of newly-diagnosed malignancies.

What makes us different:

- Our approach is based translating a unique proprietary understanding of tumor biology and systemic metastasis in "driver" based tests – distinct from the competition;
- Superior tests based on the intrinsic properties of the tumor and extrinsic effects of the tumor microenvironment;
- Applicable to all molecular subtypes of breast cancer;
- Low barrier to entry for the development new cancer tests based on the platform technology;
- Established reimbursement pathway through existing CPT code #88361.

Diagnostic Product Portfolio

MetaStat is developing a platform with multiple diagnostic applications

PRODUCT	PRODUCT TYPE	CANCER TYPE	DESCRIPTION
MetaSite *Breast*™	Diagnostics	Breast	A diagnostic that predicts the probability of metastasis based on the density of "MetaSites"
Immunohistochemistry test			
MenaCalc™	Diagnostic Platform	Breast Lung Prostate Colorectal	A diagnostic platform that predicts metastasis based on the relative levels of Mena protein isoforms in a tumor sample or needle biopsy
Quantitative Immunofluorescence test			

MetaStat

2015/2016 Company News Flow

Assay Method Development and Analytical Validation

- MetaSite™ *Breast* assay development and analytical validation – Q3'15
- MenaCalc™ assay development and analytical validation – Q4'15

Clinical Development Program

- Prognostic Kaiser cohort MetaSite™ replication study (Kaiser A) – Q4'15
- Prognostic Kaiser cohort MetaSite™/MenaCalc™ combined and MenaCalc™ (Kaiser B) study – Q1'16
- Prognostic and chemo-predictive ECOG 2197 cohort study – Q1'16
- Chemo-predictive cohort study – Q2'16

CLIA Lab Development & Certification

- Massachusetts state certification – Q3'15
- CLIA laboratory certification – Q1'16

Key Peer-review Data Presentation Forums

- San Antonio Breast Cancer meeting Dec.'15/'16
- American Society of Clinical Oncology Jun.'16 ASCO Annual meeting data submission

Clinical Validation and Utility Study Plan

2 key pillars of clinical evidence – chemo-predictive and prognostic data to support oncologist decisions and payor reimbursement

Prognostic Kaiser Permanente Cohort MetaSite Replication Study (Kaiser Cohort A) - topline data Q4'15

- Replicate the Rohan *et al.*, JNCI study using the commercial MetaSite™ *Breast* fully automated diagnostic test;
- Required as part of the CLIA laboratory certification process;
- Primary endpoint – direct association between risk of distant metastasis and MetaSite™ score (MS) in the ER+/HER2- population.

Prognostic Kaiser Permanente Cohort MetaSite™/MenaCalc™ Replication Study (Kaiser Cohort B) - topline data Q1'16

- Define the product specifications and risk cut-points for the combined MetaSite™/MenaCalc™ score as compared to MetaSite™ score (Kaiser A) and/or MenaCalc™ score;
- Define the assay or assays to be carried forth in subsequent clinical validation studies;
- Primary endpoint – direct association between risk of distant metastasis and MetaSite™/MenaCalc™ score in the ER+/HER2-, triple negative (TN) and/or HER2+ invasive breast cancer populations.

Prognostic and Chemo-predictive ECOG 2197 Cohort Study - topline data Q1'16

- Pivotal prognostic clinical validation study for the MetaStat early stage invasive breast cancer diagnostic product offering;
- Concordance analysis between Oncotype Dx recurrence score (RS) and MetaSite™/MenaCalc™ score;
- Primary endpoint – direct association between risk of distant metastasis and MetaSite™/MenaCalc™ score in the ER+/HER2-, triple negative (TN) and/or HER2+ invasive breast cancer populations.

Prognostic and Chemo-predictive ECOG 2197 Cohort Study - topline data Q2'16

- Explore the predictive benefit of the addition of neo-adjuvant chemotherapy to hormonal therapy in ER+ patient population;
- Primary endpoint – direct association between risk classification and benefit from chemotherapy comparing Kaplan-Meier survival curves of treatment with tamoxifen alone versus treatment with the combination of tamoxifen and neo-adjuvant chemotherapy for all patients, and high, medium, and low risk cohorts.

Experienced Senior Management Team with Deep Understanding of the Clinical, Scientific, and Business Aspects of Oncology Healthcare

Management Team		
Name	**Title**	**Experience**
Douglas Hamilton B.Sc., MBA	*President and Chief Executive Officer*	• Over 25 years operational and commercialization experience at life sciences companies; • COO and CFO for Javelin Pharmaceuticals, led the company from preclinical to commercialization and through its successful national market up-listing; • Product and portfolio management at Amgen (Aranesp®, Epogen®, Stemgen®, and MGDF); Pfizer (Zithromax®, Vfend®); PolaRx Biopharmaceuticals (Trisenox®); Javelin (Dyloject®); • Sales and marking at Pharmacia Biotech (now GE Life Sciences); • Partner, New Biology Ventures, LLC; member of Life Science Angels; member of the Association of Bioscience Financial Officers
Michael Donovan MD, PhD	*Acting Chief Medical Officer*	• Board-certified in anatomic and clinical pathology, and pediatric pathology; • Professor of Experimental Pathology and Director of the Biorepository and Pathology core at the Icahn School of Medicine at Mt. Sinai, New York City, New York; • Senior management roles at Millennium Pharmaceuticals and Incyte Pharmaceuticals, Chief Medical Officer of Exosome Diagnostics, Inc. and Chief Scientific Officer for Aureon Biosciences Corporation; • Harvard Medical School and Boston Children's Hospital; • MD, University of Medicine and Dentistry of New Jersey; PhD, cell and developmental biology; MS, endocrinology; BS, zoology from Rutgers University
Mark Gustavson Ph.D.	*Vice President, Diagnostics*	• Director Operations, Biomarker Assay & Platform Development, HistoRx, Inc. • Over 9 years of experience in translational and clinical biomarker research and diagnostics development • Ph.D. Cancer Biology, Vanderbilt University • Over 20 peer reviewed publications and inventor on 5 patents
Daniel Schneiderman	*Vice President, Finance*	• Over 10 years of corporate finance and capital raising experience with small cap companies; • Investment Banking and Advisory at Burnham Hill Partners, Pali Capital, and HC Wainwright; • Experience in public company operations, SEC filings, financial advisory, consulting, investment and merchant banking and restructurings; • B.A. Economics, Tulane University
Heiner Dreismann, Ph.D.	*Diagnostic Consultant (Head of Diagnostics)*	• Former President and CEO of Roche Molecular Systems, Head of Global Business Development for Roche Diagnostics and Member of Roche Global Diagnostic Executive Committee • Serves on the boards of a number of med-tech companies

Board of Directors with Significant Leadership, Business, M&A, Capital Markets and Commercial Experience

Board of Directors		
Name	**Title**	**Experience**
Richard J. Berman, B.S., MBA	*Chairman of the Board*	• Over 35 year of venture capital, senior management and M&A experience • Current Director of Advaxis, Inc.; Neostem, Inc.; and Lustros, Inc. • Former Chairman and CEO of NexMed, Inc. • Formerly Goldman Sachs; and SVP of Bankers Trust Company • Past Director of the Stern School of Business at NYU
Martin J. Driscoll, B.Sc.	*Director*	• Over 30 years of experience in the biopharmaceutical industry • Former President, CEO of Asmacure, Ltee • Former Director, CEO Javelin Pharmaceuticals, Inc. • Co-founder of Pear Tree Pharmaceuticals, Inc. • Served in senior management positions at ViroPharma and Reliant Pharmaceuticals • Various positions at Schering-Plough over 18 years including leading Key Pharmaceuticals division
Oscar Bronsther, M.D.	*Director*	• Diplomat, American Board of Surgery • Clinical Professor of Surgery, George Washington University • Former Chairman, Section of General Surgery, Inova Fairfax Hospital • Former Chairman of the Board of Kaiser Permanente National Transplant Network
H. Philip Goodeve, B.Com., MBA	*Director*	• Over 25 years of global capital markets and corporate finance experience • Current Board member of Integral Securities in Canada • Former CFO of FINCA International, Inc. • Former Global Co-Head of Financial Services Investment Banking for CIBC Capital Markets
Johan M. (Thijs) Spoor	*Director*	• President, CEO and Director of FluoroPharma Medical, Inc. • Former Director of New Product Opportunities for Amersham/ GE Healthcare

Leading Scientific and Clinical KOL Advisory Board Members

Scientific and Clinical Advisory Board	
Name	**Institutional Affiliation**
Oscar Bronsther, M.D.	• Clinical Professor of Surgery, George Washington University • Former Chairman, Section of General Surgery, Inova Fairfax Hospital • Former Chairman of the Board of Kaiser Permanente National Transplant Network
John S. Condeelis, Ph.D.	• **Albert Einstein College of Medicine** • The Judith and Burton P. Resnick Chair in Translational Research • Professor and Co-Chair of Anatomy and Structural Biology • Co-Director of the Gruss Lipper Biophotonics Center; and Co-Director, Integrated Imaging Program • Director of the Tumor Microenvironment and Metastasis Program
Frank Gertler, Ph.D.	• **Massachusetts Institute of Technology** • Professor of Biology, **Koch Institute for Integrated Cancer Research** • Faculty Supervisor, **Koch Institute Microscopy Facility** and **Koch Institute Intravital Animal Imaging Facility** • Member, **Ludwig Center for Molecular Oncology** • Editorial Board Member, ***Journal of Cell Biology***
Gabriel N. Hortobagyi, M.D., FACP	• Professor of medicine; Nellie B. Connally Chair in Breast Cancer, Department of Breast Medical Oncology, Division of Cancer Medicine, **The University of Texas MD Anderson Cancer Center** • Member of the **National Academies of Science** of Argentina, Hungry and Mexico • Former President of **American Society of Clinical Oncology (ASCO)** • Numerous worldwide honors and over 900 articles published in scientific journals
George W. Sledge Jr., M.D.	• Professor and Chief of Medical Oncology, **Stanford University** • Editor-in-Chief of **Clinical Breast Cancer** • Former President of **American Society of Clinical Oncology (ASCO)** • Former Chair of the **Eastern Cooperative Oncology Group (ECOG)** Breast Cancer Committee • Recipient of numerous awards and over 290 scientific articles spanning both the laboratory and clinic
Joseph Sparano, M.D.	• Professor of Medicine and Obstetrics, Gynecology, and Women's Health, **Albert Einstein College of Medicine** • Associate Chairman of the Department of Oncology at **Montefiore Medical Center** • Associate Chair for Disease-Oriented Research at **ECOG** • Chair of the **ECOG** Breast Cancer Committee
Bruce Zetter, Ph.D.	• Charles Nowiszewski Professor in the Departments of Cell Biology and Surgery at **Harvard Medical School**; • Vice President of Research and Chief Scientific Officer at **Children's Hospital, Boston**; • Faculty Research Award from the **American Cancer Society**, a Creativity Award from the **Prostate Cancer Foundation** and two MERIT awards from the **US National Cancer Institute**; • published more than 150 research papers and has served on the editorial boards of 11 peer-reviewed journals; • Co-Chair the American Association of Clinical Research's, Special Conference on Tumor Metastasis.

Company Developments & Key Highlights

1) **Core technology patents issued (late 2013 and 2014)**
2) **Closed $5.7 million financing and note conversion (July 2014)**
   - Eliminated debt and cleaned-up the balance sheet
3) **Peer-reviewed results from pivotal clinical study of 481 patients with early stage breast cancer using MetaSite *Breast*™ (Rohan *et al*., Duda *et al*., August 2014)**
   - Successful proof-of concept clinical study for MetaSite *Breast*™
4) **Established R&D and CLIA laboratories**
   - Transferred academic assay method to commercial lab
5) **Divested therapeutic assets (Nov 2014)**
   - Refocused on pure play diagnostic company
6) **Additional confirmatory evidence of MenaCalc™ applicability to other epithelial cancers**
   - MenaCalc™ Non-small Cell Lung Cancer: 201 patients study conducted by MetaStat (AACR, Apr. 2015)
7) **Completed $3.4 million Series B Preferred PIPE (March 2015) and $1.2 million note (July 2015)**
8) **MetaSite *Breast*™ analytical validation study**
   - Achieved risk reduction milestone, requirement for CLIA lab certification

Market Opportunity: Breast Cancer Diagnostics

Established market with clinical practice guidelines from American Society Clinical Oncologists ASCO & NCCN recommending breast cancer diagnostic testing for all patients*

Commercially available gene panel tests have limited utility;

- 40% of the invasive breast cancer patients are not currently addressed (ER-, HER2+, triple negative);
- Clinically available tests are based on the same mRNA expression platform, differing in the number of genes;
- Biostatistically derived algorithms are dominated by upregulated genes associated growth and proliferation of the primary tumor;
- Approximately 1/3 to 1/2 of test results from the market leader are non-actionable.

~ 60-70% of all patients have neither an applicable diagnostic test nor an actionable one

MetaStat's diagnostic tests have the potential to provide applicable and actionable information for majority of all newly diagnosed breast cancer patients

- Driver-based mechanism of action;
- Algorithms based on the tumor micro-environment and motility protein Mena and its isoforms;
- Potentially applicable to all invasive breast cancer patient subtypes.

*Genomic Health Oncotype DX

Large Potential Addressable U.S. Market for MetaStat

Product	Number of new cases per year	Addressable Market (%)	Potential cases per year	Market Size ($ mm)
Mena - *Breast*	232,670	80	186,136	$271
MenaCalc - *Lung*	224,201	51	114,347	$107
MenaCalc - *Prostate*	233,300	90	209,970	$196
MenaCalc - *CRC*	136,830	36	49,259	$53
Total	**826,710**	**>67.7**	**559,712**	**$627**

Source: MetaStat management estimates based on average reimbursement rates and estimated private public payer mix for MetaSite and MenaCalc.

Challenges Facing Practicing Oncologists

Aggressive disease leading to systemic metastasis is responsible for 90% of solid tumor cancer related deaths. However, only 30-35% of early stage newly diagnosed invasive breast cancer is aggressive and has the potential to spread.

The challenge for practicing oncologists is to determine optimal therapy for the patient and if the use of neo-adjuvant chemotherapy is warranted to prevent recurrence of aggressive disease.

- patients at high risk (30-35% of the newly diagnosed stage 1-3 breast cancer population) – the benefits of neo-adjuvant chemotherapy (increased survival) significantly outweigh the risks;
- patients at low risk (majority of the newly diagnosed stage 1-3 breast cancer population) – the side-effects associated with neo-adjuvant chemotherapy outweigh any potential benefit;

MetaStat's Diagnostics Provide Answers to the Challenges Facing Practicing Oncologists

Our tests provide oncologists access to actionable information to influence treatment decisions by addressing different questions depending on the molecular subtype, clinical setting, geographic practice patterns, and stage of diagnosis.

For example....

ER+/HER2- invasive breast cancer patients – the question is <u>who to treat</u> with neo-adjuvant chemotherapy?

Triple negative invasive breast cancer patients – the question is <u>who not to treat</u> with neo-adjuvant chemotherapy?

The MetaStat Solution: Superior Diagnostics with Actionable Information

MetaStat's products have the potential to:	• Personalize optimal treatment strategies for the individual cancer patient; • Identify patients at high risk with aggressive tumors that are more likely to spread and who would maximally benefit from neo-adjuvant chemotherapy; • Identify patients at low risk with indolent tumors that are unlikely to spread and who the risks of neo-adjuvant chemotherapy outweigh the benefits; • Demonstrate the merits of treatment with chemotherapy; • Provide justification for the appropriate timing of chemotherapy.
MetaStat is poised for rapid commercialization	• Near-term revenue potential from breast cancer diagnostic products with an already established market exceeding $270 million/year[1] in the US alone; • Reimbursement environment is favorable (CPT 88361) for tests employing our technology; • Diagnostic products for other epithelial-based solid tumors can be rapidly and inexpensively brought to market; • Portfolio has strong patent protection; • Aiming to receive CLIA certification 6 months prior to launch.

[1] 2014 full year sales for Oncotype Dx from Genomic Health's Form 10-K

MetaStat

MetaSite and MenaCalc will Easily Fit into the Existing Clinical Workflow with a 3-5 Day Turn-around Time



Current Workflow
Presents Suspicious Lesion
Lesion Biopsied or Excised
Tissue Sample Sent
Patient
Physician
Pathology Lab
• Cross-sectioning
• Staining
• Storage
Provides Treatment
Treatment Options & Metastatic Workup
Diagnostic Report: *Malignant* or *Benign*



Workflow with MetaSite and MenaCalc
Presents Suspicious Lesion
Lesion Biopsied or Excised
Tissue Sample Sent
Patient
Physician
Pathology Lab
• Cross-sectioning
• Staining
• Storage
Provides Treatment
Treatment Options & Metastatic Workup
Diagnostic Report: *Malignant* or *Benign*
2 non-stained slides
MetaStat CLIA Lab
• MetaSite
• MenaCalc
• Automated analysis
Diagnostic Report: *Metastatic Score & Risk Profile*

MetaStat

Diagnostic Tests Across the "Patient Journey"


ER/PR hormone status
HER2 analysis
Test for BRCA1, BRCA2, PALB2 gene mutations
BRACAnalysis CDx (Myriad Genetics)
Epigenetic metastic risk determination
MetaSite *Breast*, MenaCalc (MetaStat)
Gene panel-based risk of recurrence
Oncotype Dx (Genomic Health)
MammaPrint® (Agendia)
Prosignia® (Nanostring)
Endopredict® (Myriad)
CBE, Imaging (Mammography MRI, Ultrasound, etc.)
Full genetic sequencing of tumor
FoundationOne (Foundation Medicine)
Genetic Risk
Screening
Confirmatory
Biopsy
Staging
Prognosis
Predictive Therapy Selection
Recurrence Detection
Long term Follow-up
Prior to symptoms on patients with family history. Identification of high risk patients.
Prior to symptoms on patients with high probability of having cancer.
Following screening. Greater specificity and higher price, smaller population.
Prior to surgery. Definitive cancer diagnosis. symptoms on patients with high probability of having cancer.
H&E pathology on tumor tissue; status of lymph nodes.
Following surgery to determine risk of recurrence and potential benefit of adjuvant chemo-therapy.
Following surgery to help select the best treatment and dose based on nature of tumor and patient.
Following initiation of treatment to determine patient response to treatment and/or recurrence of disease.
Following treatment to monitor patient for recurrence of disease.

* Source: Easton Associates PMWC 2011, internal company market research data

MetaStat

Competitive Landscape

Product	Company	MOA	Assay	Patient Population	Approval Launch	Number Tests 2013	Average Selling Price	Revenue
Oncotype DX®	Genomic Health	21 gene panel	RT-PCR (mRNA expression)	ER+ HER2-	CLIA 2004	85,500	$4,500 CPT ~$3,000	$262M
MammaPrint®	Agendia	70 gene panel	Microarray (mRNA expression)	HR+/- HER2-	510(K) 2007	N/A	e$4,000±200	N/A
Prosigna®	Nanostring	50 gene panel	Platform (mRNA expression)	ER+ HER2-	510(K) 9/2013	~100	$2,080 ASP $1,500 - $2,000	$181K
IHC4	Novartis (Genoptix)	ER, PR, HER2, Ki-67	Combined IHC	ER+ HER2-	CLIA	N/A	N/A	N/A
MetaSite *Breast*™	MetaStat	Metasite density	Triple IHC	ER+ HER2-	CLIA e2016	-	-	-
MenaCalc™	MetaStat	PanMena - Mena11a	Quantitative Immuno-fluorescence	HR+/- HER2-/+	CLIA e2016	-	-	-

MetaSite™/MenCalc™ Assays have Existing CPT Codes

Reimbursement **MetaStat CPT Code 88361**	• MetaSite *Breast*™ and MenaCalc™ diagnostic tests are eligible for 3rd party reimbursement under already established medical billing codes ▪ **CPT Code 88361**: Morphometric analysis, tumor immunohistochemistry, quantitative or semi-quantitative, each antibody; using computer-assisted technology • MetaStat can submit under the miscellaneous CPT procedure code. Claims are subject to manual review and are paid by local State Medicare carrier. • MetaStat can apply for unique CPT codes under the MAAA subsection of the AMA CPT codes for these tests once they are on the market which could provide for higher reimbursement rates. • U.S. healthcare trends are moving in the direction of value based pricing instead of fee for service. This could provide further pricing benefits for our tests.

Regulatory Pathway

Two Pathways to Market

- Lab Derived Test (LDT) regulated under CLIA (Clinical Laboratory Improvement Amendments);
- In vitro Diagnostic (IVD) regulated by FDA, 510(K) submission and approval.

Preferred Approach is to Offer LDT from Central Laboratory

- Faster to market, less costly, shorter turn-around, and least burdensome.

Changing Regulatory Landscape

- FDA notified Congress of intent to regulate LDTs in July, 2014;
- Resistance from industry and FDA timeline for implementation suggest impact likely to be delayed.

MetaStat's Risk Management Strategy

- Diagnostic products will be developed to world-wide quality and regulatory standard;
- Clinical data required to drive rapid market adoption and payer reimbursement will likely be sufficient for a 510(K) submission, if and when required.

MetaStat has Strong IP Position

Broad Intellectual Property Position;

- 12 patents filed;
- 3 US core patents issued LOE - 2030
  - ✓ 8,642,277 – 02/04/2014
  - ✓ 8,603,738 – 12/10/2013
  - ✓ 8,298,756 – 10/30/2013

Amster, Rothstein, and Ebenstein, LLP & Morgan, Lewis, and Bockius, LLP Oversee our Patent Portfolio;

- Freedom to Operate.

MetaStat Retains World-wide Rights to Develop and Commercialize Molecular Diagnostics and Companion Diagnostics.

Back-up Slides

The MetaSite: Capturing the Tumor MicroEnvironment

The Window or Portal Where Systemic Metastasis Takes Place:

Three cells in apposition

- **Red** Metastatic Cell (Mena +) – *Pan-Mena MAB*
- **Blue** Endothelial Cell – *CD31 MAB*
- **Brown** Macrophage – *CD68 MAB*



Triple Immunohistochemical Stain

MetaStat

Initial Market Opportunity – $271 million

Total Breast Cancer Market 2014E
232,670 patients[2]
$338 million

→

Addressable Patient Population
186,136 patients
$271 million

→

All Other Subtypes
~74,454 patients
$108 million

↓

ER+/HER2- Patient Subpopulation
~111,682 patients
$163 million

↓



Dx Test - with High/Low Risk Result
(Actionable Outcome)
~40,205 patients
$59 million
Dx Test with Intermediate Risk Result
(No Actionable Outcome)
~26,804 patients
$39 million
No Dx Test
~44,673 patients
$65 million

One share point of the addressable market is worth $2.7 million based on estimated average reimbursement rate per test[1].

Market penetration can come from any of the following segments:

- Unaddressed segments - Other Subtypes (HER2+, ER-/HER2-), no Dx test (ER+/HER2-);
- Inadequately addressed segments - Dx test with result leading to no actionable outcome;
- Competitive segment – Dx test with result leading to actionable outcome.

[1] Management estimates of current market opportunity are based on market size, penetration rates, and average reimbursement
[2] 2014 Incidence by indication, National Cancer Institute

MetaStat

Compelling Story: Positive Press Coverage

Boston

Boston Company To Introduce New Breast Cancer Diagnosis Tool

Reps for MetaStat say that the technology will be able to predict if breast cancer will spread.

ddn DRUG DISCOVERY NEWS

Removing the 'sword of Damocles'

MetaSite Breast diagnostic test aims to remove threat hanging over heads of most breast cancer patients

Medical Device Daily

NewCo on the Go: MetaStat's summer: new financing, spin-off, and positive study results

medGadget

Predicting Metastasis at MetaStat: Interview with CEO Dr. Oscar Bronsther

BOSTON BUSINESS JOURNAL

Biotech offers way to diagnose cancer patients based on the likelihood of the disease spreading

MedCity News

Diagnostics company uses epigenetics principles to develop metastatic breast cancer test